                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              GENELINK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                 GENELINK, INC.
                              100 S. Thurlow Street
                            Margate, New Jersey 08402

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2003


To the Shareholders of GeneLink, Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, will be held at 9:00 a.m. on May 27, 2003 at The Atlantic City Hilton, Boston Avenue and the Boardwalk, Pacific Room "C", 3rd Floor, Atlantic City, New Jersey (the "Meeting"), for the following purposes:

1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified; and

2. To transact such other business as may properly be brought before the Meeting or any adjournment(s) thereof.

      Only shareholders of record at the close of business on April 25, 2003, are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

      Whether or not you plan to be present at the Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                   By Order of the Board of Directors,


                                   John R. DePhillipo
                                   Chairman of the Board

Margate, New Jersey
April 28, 2003

                                 GENELINK, INC.
                              100 S. THURLOW STREET
                            MARGATE, NEW JERSEY 08402

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 2003

      This Proxy Statement is furnished to shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, in connection with the solicitation of proxies on behalf of the management of the Company for use at the Annual Meeting of Shareholders to be held at The Atlantic City Hilton, Pageant Room, Boston Avenue and the Boardwalk, Pacific Room "C", 3rd Floor, Atlantic City, New Jersey on May 27, 2003, at 9:00 a.m. and at any and all adjournments thereof (the "Meeting"), for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below.

      This Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Company entitled to notice of, and to vote at, the Meeting on or about April 28, 2003.

Quorum and Voting

      The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding, voting together as a single class is necessary to constitute a quorum at the Meeting. Shareholders are entitled to one vote per share of Common Stock held on any matter which may properly come before the Meeting. Any shareholder executing and delivering the accompanying proxy has the power to revoke the same by giving notice to the Secretary of the Company. The presence at the Meeting of a shareholder will not revoke his proxy. Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected directors of the Company. IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY. No matter is expected to be considered at the Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote their discretion on such matters.

Record Date and Shares Outstanding

      The close of business on April 25, 2003 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. The stock transfer books will not be closed. As of April 22, 2003, there were issued and outstanding 20,182,556 shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth information as of March 31, 2003 regarding
(i) each person known to the Company to beneficially own more than five percent of it Stock and (ii) the Company's directors as a group.

                                      Number of Shares          Approximate Percentage
           Name                      Beneficially Owned          Of Stock Outstanding
           ----                      ------------------          --------------------

   Maria D. DePhillipo                  5,438,820(1)                     23.5%

   John R. DePhillipo                   4,968,820(2)                     21.5%

   Robert P. Ricciardi                  4,710,000(3)                     21.9%

   Edmund T. and                        2,250,000                        11.5%
   Linda J. DelGuercio

   Directors as a Group                 9,678,820(2)(3)                  38.5%

(1) Includes currently exercisable options to acquire 3,648,820 shares of the Company's Common Stock held by John R. DePhillipo, the spouse of Mrs. DePhillipo. Mrs. DePhillipo disclaims beneficial ownership of the options held by John R. DePhillipo. Mrs. DePhillipo is the trustee of various family trusts owning an aggregate of 470,000 shares of Common Stock and disclaims any beneficial ownership of these shares.

(2) Includes currently exercisable options to acquire 3,648,820 shares of the Company's Common Stock. Includes 1,320,000 shares held by Maria D. DePhillipo, the spouse of Mr. DePhillipo. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo.

(3) Includes currently exercisable options to acquire 2,000,000 shares of the Company's Common Stock.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

                           Year           Annual Compensation                     Long-Term Compensation
                           ----    -----------------------------------   ----------------------------------------
                                                                                  Awards                Payouts
                                                                         -------------------------   ------------
          (a)              (b)         (c)        (d)         (e)           (f)           (g)            (h)             (i)

                                                                                       Securities       LTIP          All Other
   Name and Principal      Year      Salary      Bonus    Other Annual   Restricted    Under-Lying     Payouts      Compensation
        Position                       ($)        ($)     Compensation     Stock        Options/         ($)             ($)
                                                              ($)         Award(s)        SARs
                                                                            ($)            (#)
-----------------------    ----    ----------    -----    ------------   ----------    -----------   ------------   ------------
John R. DePhillipo,        2002    $183,012(1)    ---          ---          ---            ---       $ 100,000(3)     $ 4,800(4)
Chief Executive Officer
                           2001    $166,375(1)    ---          ---          ---            ---       $ 100,000(3)     $ 4,800(4)

                           2000    $151,250(1)    ---          ---          ---            ---       $ 100,000(3)     $ 4,800(4)


Robert P. Ricciardi,       2002    $ 79,860(2)    ---          ---          ---            ---       $ 100,000(3)         ---
Ph.D., Treasurer
                           2001    $ 72,600(2)    ---          ---          ---            ---       $ 100,000(3)         ---

                           2000    $ 60,000(2)    ---          ---          ---            ---       $ 100,000(3)         ---

(1) - As of December 31, 2002, the Company owed Mr. DePhillipo an aggregate of $84,071 for salary earned but not received.

(2) - As of December 31, 2002, the Company owed Dr. Ricciardi an aggregate of $248,460 for compensation earned but not received.

(3) - Represents the value of vested $.10 options issued for deferred compensation.

(4) - Represents the cost of life insurance premiums provided from the Company.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                           Individual Grants
-------------------------------------------------------------------------------------------------------
       (a)                     (b)                      (c)                      (d)            (e)

                       Number of Securities   Percent of Total Options/
                        Underlying Option/        SARs Granted to         Exercise of Base   Expiration
       Name              SARs Granted (#)     Employees in Fiscal Year      Price ($/Sh)        Date
       ----              ----------------     ------------------------      ------------        ----

John R. DePhillipo          1,200,000                   100%                    $0.82         4/10/07

Robert P. Ricciardi                 0                     0                       ---           ---

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND F/Y-END OPTION/SAR VALUES

       (a)                  (b)                (c)                        (d)                            (e)

                                                                 Number of Securities            Value of Unexercised In-
                                                                Underlying Unexercised            the-Money Options/SARs
                      Shares Acquired                     Options/SARs at Fiscal Year-End (#)     at Fiscal Year-End ($)
       Name           On Exercise (#)    Value Realized        Exercisable/Unexercisable        Exercisable/Unexercisable
       ----           ---------------    --------------        -------------------------        -------------------------

John R. DePhillipo           0                 --                 2,198,820/1,600,000                 $55,835/$0

Robert P. Ricciardi          0                 --                  1,900,000/100,000                  $56,000/$0

                      EQUITY COMPENSATION PLAN INFORMATION

                                                    Weighted-average
                                                    exercise price of
                               Number of           outstanding options
                           securities to be        warrants and rights           Number of
                         issued upon exercise      compensation plans      securities remaining
                            of outstanding        (excluding securities    available for future
                           options, warrants       reflected in column        issuance under
                              and rights                  (a))                    Equity
   Plan Category                  (a)                      (b)                      (c)
   -------------         --------------------      --------------------    --------------------

Equity                         1,500,000                  $0.40                      0
    compensation
    plans approved
    by security
    holders

Equity                         5,931,445                  $0.64                      0
    compensation
    plans not
    approved
    by security
    holders
                         --------------------      --------------------    --------------------
Total                          7,431,445                  $0.59                      0

Employment Agreements with Executive Officers

The Company entered into a five (5) year employment agreement with John DePhillipo, the Chief Executive Officer and President of the Company, dated January 1, 2003. The initial base compensation is $275,000 for 2003. Each calendar year thereafter, the base shall increase by the greater of $25,000 or a larger amount determined by the Board. The employment agreement also calls for an annual bonus equal to ten percent (10%) of earnings of the Company in each calendar year in excess of $1,500,000. In addition, pursuant to the employment agreement, Mr. DePhillipo has been granted options to acquire 1,500,000 shares of the Company's Common Stock at an exercise price of $1.00 per share, vesting in five (5) equal annual installments commencing December 1, 2003.

The Company has entered into a consulting agreement with Dr. Ricciardi dated February 24, 1998, which provides for initial compensation of $30,000 per year in 1998 and $60,000 per year in 1999, a ten percent (10%) increase in compensation each year thereafter, an initial term of (5) years, the grant of options to acquire 1,000,000 shares at an exercise price of $0.10 per share, and requires Dr. Ricciardi to perform eight (8) hours of consulting services per week.

Compensation of Directors

      Directors of the Company are not paid any fees for service as directors of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

      The Board of Directors is responsible for establishing and maintaining the Company's executive compensation program which is designed to attract and retain executives who are committed to long-term success of the Company and the enhancement of shareholder value.

Compensation Components

      Base salary is received annually and any increases are based on the performance of the Company. Due to the Company's financial and cash flow position, it was not able to make regular payments of monetary compensation to any of its executive officers under the agreements described above through 2002. The incentive compensation component is paid in the form of stock option grants. The Board has taken into consideration the inability of the Company to pay monetary compensation to its executive officers in determining the number of stock options it granted to the Company's executive officers in 2002.

Interlocks and Insider Participation

      None of the executive officers of the Company serve as a director of another corporation where an executive officer of such other corporation serves as a director of the Company.

                         REPORT FROM THE AUDIT COMMITTEE

      The members of the Audit Committee are Mr. DePhillipo and Dr. Ricciardi. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the board of directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit, reviewing the Company's audited financial statements, and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

      In connection with the audit of the Company's financial statements for the year ended December 31, 2002, the Audit Committee met with representatives from Siegal & Drossner, P.C., the Company's independent auditors. The Audit Committee reviewed and discussed with Siegal & Drossner the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90.

      In addition, the Audit Committee reviewed and discussed with the Company's management the Company's audited financial statements relating to fiscal year ended December 31, 2002.

      Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's financial statements audited by Siegal & Drossner be included in the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2002.

                                               John R. DePhillipo
                                               Robert P. Ricciardi

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Siegal & Drossner, P.C. was the Company's independent public accountants for 2002. Representatives of Siegal & Drossner, P.C. are expected to be present at the Annual Meeting, but are not expected to make any statements or answer any questions. The Company has not yet selected independent public accountants for 2003. Siegal & Drossner, P.C. will not be the Company's independent accountants for 2003 as they have informed the Company that they will not register to the Public Company Accounting Oversight Board.

Audit Fees

      The aggregate fees billed to the Company by Siegal & Drossner, P.C., the Company's independent public accountants, for professional services rendered for our fiscal year 2002 audit of the Company's annual financial statements and interim financial statements reviews related to fiscal year 2002 were $40,500.

Financial Information Systems Design Implementation

      During 2002, the Company did not retain Siegal & Drossner, P.C., the Company's independent public accountants for any financial information systems design implementation.

All Other Fees

      During 2002, Siegal & Drossner, P.C., our independent public accountants, billed the Company $2,500 for professional services rendered related to tax services.

                                PERFORMANCE GRAPH

                 COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
               AMONG GENELINK, INC., THE S & P SMALLCAP 600 INDEX
                       AND THE NASDAQ BIOTECHNOLOGY INDEX

      The chart below compares the performance of the Company's Common Stock to Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600"), and the NASDAQ Biotechnology Index ("NASDAQ Biotechnology").

                                   [BAR CHART]

                                              Cumulative Total Return
                            ----------------------------------------------------------
                            11/28/98     12/98     12/99     12/00     12/01     12/02
                            ----------------------------------------------------------
GENELINK, INC.                100.00     86.13     18.25     30.58     50.36     17.52
S & P SMALLCAP 600            100.00    112.38    126.32    141.22    150.46    128.45
NASDAQ BIOTECHNOLOGY          100.00    127.74    294.75    368.50    308.49    191.72

* $100 invested on 11/29/98 in GeneLink, Inc. Common Stock or on 10/31/98 in the applicable index, including reinvestment of dividends.

PROPOSAL 1 - ELECTION OF DIRECTORS

      In accordance with the Company's By-Laws, the number of directors has been fixed at two (2) and, accordingly, two (2) directors will be elected at the Meeting. Each director elected will serve as a director until his or her successor is elected and shall have qualified. The two (2) persons named below are management's nominees for election as directors and are the current members of the Company's Board of Directors.

      Management has no reason to believe that any of its nominees will be unable to serve if elected to office and, to the knowledge of management, its nominees intend to serve the entire term for which election is sought.

                                    NOMINEES

      Information with respect to each of management's nominees is set forth in the following table:

                                                                                   Shares of Stock       Approximate
                                                                                    Beneficially     Percentage of Stock
                              Name                                                   Owned as of         Outstanding
                                                                                       3/31/03

JOHN R. DEPHILLIPO, 61, Chairman, Chief Executive Officer, President, Secretary     4,968,820(1)            21.5%
and Director of the Company. Mr. DePhillipo, educated at Temple University in
Business Administration, served from 1990 to 1994 as the Chairman/CEO of Applied
Safety, Inc., which developed a retro-fit driver's side airbag for installation in new or used vehicles.

ROBERT P. RICCIARDI, PH.D., 55, Treasurer and Director of the Company. Dr.          4,710,000(2)            21.9%
Robert Ricciardi is a Professor of Microbiology at the University of
Pennsylvania, where he is Chairman of the Microbiology and Virology Program of
the Molecular Biology Graduate Group. He received his Ph.D. from the University of Illinois at Urbana in cellular biology. He was a postdoctoral fellow at
Brandeis University and Harvard Medical School in the Department of Biological
Chemistry and was awarded fellowships by the American Cancer Society, National
Institute of Health and Charles A. King Trust. He developed one of the first techniques in molecular biology which has been widely used both to map genes and determine the proteins they encode. While most of his research has centered on basic mechanisms of cancer, he has developed, patented and has a patent pending for recombinant delivery vectors for use as vaccines and for potential use in gene therapy. Dr. Ricciardi has served as a consultant to The National
Institutes of Health, Smith Kline and Beckman's Department of Molecular
Genetics, and Children's Hospital of Philadelphia's Department of Infectious
Disease. He has authored 55 publications, has been awarded a NATO Visiting
Professorship at Ferrara Medical School, Italy, and has been an invitational speaker at various scientific meetings and a seminar guest speaker at the Mayo
Clinic and Johns Hopkins University.

(1) Includes currently exercisable options to acquire 3,648,820 shares of the Company's Common Stock. Includes 1,430,000 shares held by Maria D. DePhillipo, the spouse of Mr. DePhillipo. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo.

(2) Includes currently exercisable options to acquire 2,000,000 shares of the Company's Common Stock.

                      ANNUAL REPORT TO THE SEC ON FORM 10-K

      Shareholders may obtain, without charge, a copy of the company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, by writing to GeneLink, Inc., 100 S. Thurlow Street, Margate, New Jersey 08402. Copies of Exhibits to such Annual Reports may be obtained upon payment of the cost to the Company for copying and mailing such Exhibits.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The filings of the Company with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

      The SEC allows the Company to "incorporate by reference" information into this document, which means that they can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and their finances.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before 120 days prior to the one year anniversary date of this year's meeting to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

      As of the date hereof, management does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

      The expenses of soliciting proxies in the form included with this Proxy Statement and the cost of preparing, assembling and mailing materials in connection with such solicitation of proxies will be borne by the Company. In addition to the use of mail, the Company's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph.

                                        By Order of the Board of Directors:



                                        John R. DePhillipo
                                        Chairman of the Board

Margate, New Jersey
April 28, 2003

                                                              FORM OF PROXY CARD

                                 GENELINK, INC.
                                    PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 2003

      This proxy is solicited on behalf of the board of directors. The undersigned shareholder of GeneLink, Inc., a Pennsylvania corporation ("GeneLink"), hereby appoints John R. DePhillipo, as proxy with full power of substitution, for the undersigned to vote the number of shares of common stock of GeneLink that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of GeneLink to be held on May 27, 2003, at 9:00 a.m. local time, at The Atlantic City Hilton, Boston Avenue and the Boardwalk, Pacific Room "C", 3rd Floor, Atlantic City, New Jersey and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 28, 2003.

      This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposal 1. Receipt of the Proxy Statement dated April 28, 2003, is hereby acknowledged.

      Your are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

      1. Proposal to elect directors of GeneLink, each to serve until GeneLink's next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

            [ ] FOR ALL NOMINEES LISTED BELOW    [ ] WITHHOLD AUTHORITY
                                                     FOR ALL NOMINEES LISTED
                                                     BELOW

         John R. DePhillipo and Robert P. Ricciardi, to hold office until the next annual meeting or until their respective successors have been duly elected and qualified.

      2. To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

                  [ ] FOR           [ ] AGAINST        [ ] ABSTAIN


                              --------------------------------------------------
                                            Name of Shareholder(s)

                              --------------------------------------------------
                                          Signature of Shareholder(s)

                              Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon.

                              Date:                               , 2003
                                    ------------------------------

PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE